Exhibit 10.22
AMENDMENT
TO
PERFORMANCE RESTRICTED STOCK AWARD AGREEMENT
UNDER THE BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
2010 INDUCEMENT STOCK PLAN
This Amendment to the Performance Restricted Stock Agreement (“Amendment”) dated March 10, 2011, is made and entered into by and between Boston Private Financial Holdings, Inc. (the “Company”), and Clayton G. Deutsch (the “Grantee”).
WHEREAS, the Company granted to the Grantee shares of 2009 Performance Restricted Stock (the “Award”) on July 31, 2010 (the “Grant Date”), under the Company's 2010 Inducement Stock Plan (the “Plan”), pursuant to a Performance Restricted Stock Award Agreement (the “Agreement”); and
WHEREAS, the parties hereto desire to amend the Agreement; and
WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement and in the Plan.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Executive agree as follows:
1.Effective as of the Grant Date, Section 4 of the Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:
“4.    Dividends. Dividends on Shares of Restricted Stock shall be accumulated and shall be subject to restrictions, conditions and risk of forfeiture to the same extent as the Shares of Restricted Stock granted hereunder. Such accumulated dividends shall be distributed and paid to the Grantee at such time and only to the extent that the Shares subject to this Award shall vest in accordance with Section 3 and Schedule A hereof.”
2.All other provisions of the Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Agreement except to the extent specifically provided for herein.
3.This Amendment shall be subject to and governed by all terms and conditions of the Plan, including the powers set forth in Section 2(b) of the Plan, and shall be effective as of the Grant Date.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/s/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Executive Vice President and Chief Financial Officer

GRANTEE

/s/ CLAYTON G. DEUTSCH
Name:	Clayton G. Deutsch

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